UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191, 1-35591	13-4063515
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 6, 2017, at the Annual Meeting of Stockholders (the “Annual Meeting”) of BGC Partners, Inc. (the “Company”), the Company’s stockholders approved the Company’s Second Amended and Restated Incentive Bonus Compensation Plan (the “Incentive Plan”) to approve the material terms of the performance goals under the Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended, including an amendment to those performance goals in order to broaden the stock price performance goal to include dividends and/or total stockholder return.

For a description of the terms and conditions of the Incentive Plan, as amended and restated and approved by the Company’s stockholders at the Annual Meeting, see Description of the Incentive Plan under “Proposal 4 – Approval of the Second Amended and Restated BGC Partners, Inc. Incentive Bonus Compensation Plan,” in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 24, 2017, which description is incorporated by reference herein. The description of the Incentive Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Incentive Plan, as amended and restated, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The following matters were voted upon at the Annual Meeting:

(1)	The election of five directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;

(2)	The approval of an advisory vote on executive compensation;

(3)	The approval of an advisory vote on the frequency of future advisory votes on executive compensation; and

(4)	The approval of the Second Amended and Restated BGC Partners, Inc. Incentive Bonus Compensation Plan.

For more information about the foregoing proposals, see the proxy statement for the Annual Meeting.

At the Annual Meeting, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 10 votes per share, and the two classes voted together as a single class on each of the matters submitted to a vote of stockholders. The aggregate number of Class A and Class B votes cast for and against and withheld votes, abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors

Directors	For	Withheld	Broker Non- Votes
Howard W. Lutnick	454,628,925	31,901,768	110,778,138
John H. Dalton	448,358,081	38,172,612	110,778,138
Stephen T. Curwood	448,579,465	37,951,228	110,778,138
William J. Moran	446,851,683	39,679,010	110,778,138
Linda A. Bell	448,997,852	37,532,841	110,778,138

The five nominees were elected to the Board of Directors and will serve as directors until the Company’s next annual meeting and until their respective successors have been duly elected and qualified.

Proposal 2 – Approval of an advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
401,857,815	83,729,500	943,378	110,778,138

Stockholders approved, on an advisory basis, the Company’s executive compensation.

Proposal 3 - Approval of an advisory vote on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
91,306,902	738,845	393,491,219	993,727	110,778,138

Stockholders approved, on an advisory basis, three years as the frequency with which stockholders are provided an advisory vote on executive compensation. Based on the recommendations of the Company’s Board of Directors and its Compensation Committee to hold advisory votes on executive compensation every three years and the vote of the stockholders on this matter, the Company has decided that an advisory vote on executive compensation will be held every three years until the next advisory vote on the frequency of future stockholder advisory votes on executive compensation.

Proposal 4 - Approval of the Second Amended and Restated BGC Partners, Inc. Incentive Bonus Compensation Plan

For	Against	Abstain	Broker Non-Votes
476,943,692	8,397,872	1,189,129	110,778,138

Stockholders approved the Second Amended and Restated BGC Partners, Inc. Incentive Bonus Compensation Plan.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amended and Restated BGC Partners, Inc. Incentive Bonus Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.

Date: June 9, 2017	By:	/S/ HOWARD W. LUTNICK
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K, dated June 9, 2017, regarding actions taken at the Company’s 2017

Annual Meeting of Stockholders]

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated BGC Partners, Inc. Incentive Bonus Compensation Plan